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                                                                 Exhibit 10.3

                                  LEASE AMENDMENT
                               (as of July 28, 1993)


     The Lease (hereinafter "the Lease") entered into as of July 28, 1993 between Dirk Investments, Inc. (hereinafter referred to as "Lessor") and MICROSS Division of Pierce Companies, Inc. (hereinafter referred to as "Lessee") is hereby amended as follows:

     (1) The reference to "MICROSS Division of Pierce Companies, Inc." in the preamble and signature block (p.19) incorrectly refers to the MICROSS division and should, instead, have referred to Pierce Companies, Inc. as Lessee, the original intention of the parties; accordingly, the preamble and signature block is hereby amended to show the Lessee as "Pierce Companies, Inc."

     (2) The description of the Demised Premises on Page 1 of the Lease incorrectly does not reflect the original intention of the parties to exclude from this Lease the portion of the Demised Premises leased by Dirk Investments, Inc. to Tire America, Inc. by Lease dated July 21, 1993 of office space consisting of approximately 9,100 square feet and warehouse space of approximately 3,750 square feet together with parking privileges; accordingly, the description of the Demised Premises is hereby amended so as to delete the first four lines of the description and insert instead the words: "All of the warehouse space containing 67,150 square feet, including all improvements therein, as. . ."

     (3) The last sentence of Paragraph 20 of the Lease incorrectly imposes on the Lessor the obligation to pay all real estate taxes, contrary to the original intention of the parties; accordingly, the Lease is hereby amended so that the last sentence of Paragraph 20 of the Lease shall read: "Lessee shall pay all real estate taxes assessed against the subject property."

     (4) Paragraph 25 of the Lease incorrectly omits to state that Lessor and Lessee shall be financially responsible for maintenance of the common areas on a pro rata basis, the original


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intention of the parties; accordingly, the first two lines of Paragraph 25 of the Lease are hereby amended to read: "Lessor and Lessee agree to maintain on a pro rata basis at all times during the term of this Lease or any extension thereof, . . ."

     IN WITNESS WHEREOF, the parties hereto have signed and sealed the foregoing Lease Amendment on the 22nd day of March 1994.

                                             DIRK INVESTMENTS, INC. (Lessor)


Attest:                                      By: /s/ Patrick J. Dirk
                                                --------------------------------

/s/ Mary J. Dirk                             (Title)  Chairman
-------------------------------------               ----------------------------

     (Title)   Secretary
           --------------------------

                                             PIERCE COMPANIES, INC. (Lessee)

Attest:                                      By: /s/ Patrick J. Dirk
                                                --------------------------------

/s/ Mary J. Dirk                             (Title)   CEO
--------------------------------                     ---------------------------
Secretary


This instrument prepared by:

Raymond F. Schuler, Esq.
Kindel & Anderson
5 Park Plaza, Suite 1000
Irvine, CA  92714
Tele:  (714) 752-0777


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                              NOTARIAL ACKNOWLEDGMENT


STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF ORANGE    )

     The foregoing instrument was acknowledged before me this March 22, 1994 by Patrick J. Dirk, Chairman of Dirk Investments, Inc., a Delaware corporation, on behalf of the corporation.

                                             /s/ Teresa Petrichella
                                             --------------------------------
                                             Notary Public



STATE OF CALIFORNIA )
                    ) ss.
COUNTY OF ORANGE    )

     The foregoing instrument was acknowledged before me this March 22, 1994 by Patrick J. Dirk, CEO of Pierce Companies, Inc., a Delaware corporation, on behalf of the corporation.

                                             /s/ Teresa Petrichella
                                             --------------------------------
                                             Notary Public





State of West Virginia, County of Ohio, to-wit:

     I, Chester W. Kloss, Clerk of the County Commission of said County, do certify that the foregoing document was admitted to record in this office on the 25th day of March 1994 at 2:25 P.M.

                                             /s/ Chester W. Kloss
                                             --------------------------------
                                             Clerk of County Commission



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